Annual Report

December 31, 2001

T. Rowe Price
Institutional Large-Cap
Growth Fund

T. Rowe Price
T. Rowe Price Invest with Confidence (registered trademark)

Dear Investor

We would like to welcome shareholders to this new fund. The two months since the fund's inception on October 31, 2001, were generally positive for stocks and your fund. However, November and December were a stark contrast to the first 10 months of 2001, which were like a Broadway play-encompassing gloom, tragedy, heroism, and hope. In Act I, the market drifted lower; Act II was defined by the tragedy of the September 11 terrorist attacks and a related market downdraft. Act III, which roughly coincided with the fund's introduction, included the market's year-end rally that recovered most of the losses of summer.

There are several important lessons to glean from these events. The first is the U.S. economy's resilience, which wavered but did not fail. The second is that investor perceptions are fickle and can be unpredictable. Considering these facts, the strategy is to own great companies that can generate solid returns over time without undue risk. We will work hard at avoiding speculation when it is in vogue and will maintain a long-term focus when the short-term outlook is bleak.


Performance Comparison
--------------------------------------------------------------------------------

                                                                Since
                                                            Inception
Period Ended 12/31/01                                        10/31/01
--------------------------------------------------------------------------------

Institutional Large-Cap Growth Fund                             14.00%

Russell 1000 Growth Index                                        9.40

Lipper Large-Cap Growth Funds Average                            9.63
--------------------------------------------------------------------------------

Over the past two months, your fund gained 14.00%, which was superior to the 9.40% rise for the Russell 1000 Growth Index and 9.63% for the Lipper Large-Cap Growth Funds Average. Although the time period is brief, and the market challenges remain high, we are pleased with our results.

STRATEGY REVIEW

The fund seeks to provide long-term capital appreciation through investments in the common stocks of growth companies. Our definition of a large company is one whose market cap is larger than the median of the companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks.

Sector Diversification
--------------------------------------------------------------------------------

Financials                                                         13

Health Care                                                        23

Consumer                                                           22

Industrials and Business Services                                  18

Information Technology                                             16

Telecommunication Services                                          5

Energy & Utilities                                                  2

Reserves                                                            1


Based on net assets as of 12/31/01.


--------------------------------------------------------------------------------

     We built your portfolio with stocks that have strong earnings and cash flow growth. We also favored companies that command a lucrative niche in the economy that gives them the ability to sustain earnings momentum even in times of slow economic growth. As growth investors, we believe that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Of course, diversification is a hallmark of prudent portfolio management and as the chart above depicts, we have spread the fund's assets across the sectors that we believe offer the greatest growth potential.

MARKET ENVIRONMENT

     The market suffered through a punishing year, with every major stock market index finishing down. The terrorist attacks and the personal devastation that followed were turning points, though the market's reaction was much different than generally expected as the year drew to a close. Even though the economy weakened, economically sensitive stocks rallied strongly after bottoming on September 21. Fears regarding the tragedy's effects on business very quickly became reality, and the sudden drop in fundamentals created a floor from which stocks could improve. Investors began to discount this expected improvement rapidly as lowered interest rates and liquidity moved the market higher. By December, the market acted as though it were certain of a recovery and only slightly unsure of its timing. Investors seemed far too concerned with the direction of the next piece of economic data, rather than the longer-term prospects of a company and its share price. We attempted to use this shortsightedness as an opportunity to build the portfolio.

Portfolio Characteristics
--------------------------------------------------------------------------------
                                             Institutional              Russell
                                                 Large-Cap                 1000
                                                    Growth               Growth
--------------------------------------------------------------------------------

As of 12/31/01                                        Fund                Index
Earnings Growth Rate
  Past 5 Years                                        21.1%                15.6%

  Projected 5 Years 1                                 16.3                 16.3

Dividend Growth Rate

  Past 5 Years                                        12.7                 14.1

  Projected 5 Years 2                                 10.5                 12.5

Return on Equity

  Past 5 Years                                        23.1                 25.1

Long-Term Debt as
Percent of Capital                                    30.8                 21.6

P/E Ratio (12-month forward
projected earnings)1                                 25.3X                26.8X

1Source data: IBES. 2Source data: Value Line.
*Forecasts are in no way indicative of future investment returns.
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

     After taking a back seat to value for the prior nine months, growth stocks outperformed in the fourth quarter. Aggressive growth stocks in the technology, media, and retail sectors led the charge, while the pharmaceutical and energy sectors were weak.

     In the two-month period ended December 31, the fund's largest performance contributor was Cendant, a global business and consumer services provider serving the travel and real estate sectors. Driven by lower mortgage rates and energy prices, retailers such as Best Buy, Home Depot, and Target also performed admirably. All three were among the fund's top contributors and were good examples of the defensive growth characteristics we appreciate-as the economy deteriorated, consumers shifted expenditures toward retailers that offered value to their customers. Clear Channel Communications and Viacom, a pair of diversified worldwide media companies, also produced solid results for your fund.

     On the downside, health care, especially large pharmaceutical stocks, disappointed. Pfizer, Pharmacia, and Schering-Plough were among our largest performance detractors. In general, pharmaceuticals were somewhat spotty last year, as we appear to be in a period of relatively few new blockbuster products and numerous patent expirations. However, valuations have become reasonable, and we believe that 2003 and beyond could bring many exciting new products.

OUTLOOK

     We are generally optimistic that the economy and equity markets will be stronger in 2002. What tempers our enthusiasm is that consumer spending remained relatively strong during the downturn. As a result, we expect a more modest recovery than normal. In addition, capital spending was stronger than expected in the late '90s, before its recent downturn, and may take longer than normal to recover. We also are mindful that September 11 may not be an isolated incident, although we hope that we will see nothing as grave.

     For these reasons, we continue to increase the portfolio's economic sensitivity on a stock-by-stock basis. We continue to look for market share gainers and companies that produce strong free cash flow and have management teams that can invest the free cash at high rates of return. We are excited about the growth prospects of our top holdings and are optimistic that 2002 will end the market's two-year negative return streak.

     As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.

     Respectfully submitted,

     Robert W. Smith
     Chairman of the fund's Investment Advisory Committee



     Robert W. Sharps
     Investment Advisory Committee member



     Larry J. Puglia
     Investment Advisory Committee member

     January 28, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             12/31/01
--------------------------------------------------------------------------------

Pfizer                                                            5.2%

Tyco International                                                4.1

GE                                                                3.3

American Home Products                                            3.2

Freddie Mac                                                       3.2

Home Depot                                                        2.9

Viacom                                                            2.9

Target                                                            2.9

Citigroup                                                         2.9

First Data                                                        2.8

Cendant                                                           2.7

Concord EFS                                                       2.6

Walgreen                                                          2.5

UnitedHealth Group                                                2.5

AIG                                                               2.4

Baxter International                                              2.4

Omnicom                                                           2.4

Microsoft                                                         2.3

Flextronics                                                       2.3

Vodafone                                                          2.3

AOL Time Warner                                                   1.7

Cisco Systems                                                     1.7

Mellon Financial                                                  1.6

Northern Trust                                                    1.6

Clear Channel Communications                                      1.6

Total                                                            66.0%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Contributions to the Change in
Net Asset Value
--------------------------------------------------------------------------------
2 Months Ended 12/31/01


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Cendant*                                                           10(cents)
Home Depot*                                                         8

VERITAS Software*                                                   8

Target*                                                             8

Tyco International*                                                 8

Viacom*                                                             6

Best Buy*                                                           6

Clear Channel Communications*                                       6

Flextronics*                                                        6

Univision Communications**                                          5

Total                                                              71(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Pfizer*                                                     -3(cents)

Freddie Mac*                                                        1

IMS Health**                                                        1

Schering-Plough*                                                    1

VeriSign*                                                           0

Pharmacia*                                                          0

El Paso Corporation*                                                0

PepsiCo*                                                            0

Colgate-Palmolive*                                                  0

Allergan*                                                           0

Total                                                       -6(cents)
--------------------------------------------------------------------------------
*  Position added

**Position eliminated


Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
--------------------------------------------------------------------------------

                                                       For a share outstanding
                                                        throughout the period
                                                        ---------------------

                                                             10/31/01
                                                              Through
                                                             12/31/01
--------------------------------------------------------------------------------

NET ASSET VALUE
Beginning of period                                          $  10.00

Investment activities
Net investment income (loss)                                     0.01*

  Net realized and
  unrealized gain (loss)                                         1.39

  Total from
  investment activities                                          1.40

Distributions
  Net investment income                                         (0.01)

  Net realized gain                                              --

  Total distributions                                           (0.01)

NET ASSET VALUE
End of period                                                $  11.39
                                                             --------

Ratios/Supplemental Data

Total return(diamond)                                           14.00%*

Ratio of total expenses to
average net assets                                               0.65%*!

Ratio of net investment
income (loss) to average
net assets                                                       0.36%*!

Portfolio turnover rate                                         98.2%!

Net assets, end of period
(in thousands)                                               $  2,281
                                                             ========

--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/02.
        ! Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2001
--------------------------------------------------------------------------------

                                                    Shares            Value
--------------------------------------------------------------------------------
                                                               In thousands

Common Stocks  98.6%

CONSUMER DISCRETIONARY  16.8%

Automobiles  1.2%

Harley-Davidson                                        500             $     27

                                                                             27

Media  8.5%

AOL Time Warner *                                    1,200                   38

Clear Channel

Communications *                                       700                   36

Omnicom                                                600                   54

Viacom (Class B) *                                   1,500                   66

                                                                            194

Multiline Retail  2.9%

Target                                               1,600                   66

                                                                             66

Specialty Retail                                                            4.2%

Best Buy *                                             400                   30

Home Depot                                           1,300                   66

                                                                             96

Total Consumer Discretionary                                                383

CONSUMER STAPLES  5.1%

Beverages  0.9%

PepsiCo                                                400                   20

                                                                             20

Food & Drug Retailing                                                       3.4%

Sysco                                                  800                   21

Walgreen                                             1,700                   57

                                                                             78

Household Products                                                          0.8%

Colgate-Palmolive                                      300                   17

                                                                             17

Total Consumer Staples                                                      115


ENERGY  1.3%

Energy Equipment & Services  1.3%

Transocean Sedco Forex                                 900                   30

Total Energy                                                                 30


FINANCIALS  12.9%

Banks  3.2%

Mellon Financial                                     1,000                   38

Northern Trust                                         600                   36

                                                                             74



Diversified Financials                                                      6.0%

Citigroup                                            1,300                   65

Freddie Mac                                          1,100                   72

                                                                            137


Insurance  3.7%

ACE                                                    700                   28

AIG                                                    700                   56

                                                                             84

Total Financials                                                            295


HEALTH CARE  23.2%

Biotechnology  1.0%

MedImmune *                                            500                   23

                                                                             23

Health Care Equipment & Supplies  2.4%

Baxter International                                 1,000                   54

                                                                             54

Health Care Providers & Services  6.6%

AmerisourceBergen                                      400                   25

Tenet Healthcare *                                     600                   35

UnitedHealth Group                                     800                   57

Wellpoint Health Networks

(Class A) *                                            300                   35

                                                                            152

Pharmaceuticals  13.2%

Allergan                                               300                   22

American Home Products                               1,200                   74

Johnson & Johnson                                      300                   18

Pfizer                                               3,000                  120

Pharmacia                                              800                   34

Schering-Plough                                        900                   32

                                                                            300

Total Health Care                                                           529


INDUSTRIALS & BUSINESS SERVICES  17.7%

Commercial Services & Supplies  10.2%

Apollo (Class A) *                                     600                   27

Automatic Data Processing                              400                   23

Cendant *                                            3,100                   61

Concord EFS *                                        1,800                   59

First Data                                             800                   63

                                                                            233

Industrial Conglomerates  7.5%

GE                                                   1,900                   76

Tyco International                                   1,600                   95

                                                                            171

Total Industrials & Business Services                                       404


INFORMATION TECHNOLOGY  14.6%

Communications Equipment  1.7%

Cisco Systems *                                      2,100                   38

                                                                             38

Electronic Equipment & Instruments  2.3%

Flextronics *                                        2,200                   53

                                                                             53


Internet Software & Services  1.6%

Check Point Software

Technologies *                                         500                   20

VeriSign *                                             450                   17

                                                                             37

IT Consulting & Services  1.4%

Affiliated Computer Services

(Class A) *                                            300                   32

                                                                             32

Semiconductor Equipment & Products  2.6%

Analog Devices *                                       600                   27

Maxim Integrated Products *                            600                   31

                                                                             58

Software  5.0%

Adobe Systems                                        1,000                   31

Microsoft *                                            800                   53

VERITAS Software *                                     700                   31

                                                                            115

Total Information Technology                                                333


TELECOMMUNICATION SERVICES  4.9%

Diversified Telecommunication Services  1.4%

WorldCom *                                           2,300                   32

                                                                             32

Wireless Telecommunication Services  3.5%

Vodafone ADR                                         2,000                   52

Western Wireless (Class A) *                         1,000                   28

                                                                             80

Total Telecommunication Services                                            112


UTILITIES  1.2%

Gas Utilities  1.2%

El Paso Corporation                                    600                   27

Total Utilities                                         27

Total Miscellaneous Common

Stocks                                                 0.9%                  21

Total Common Stocks (Cost $2,015)                                         2,249


Short-Term Investments  2.4%

Money Market Fund  2.4%

T. Rowe Price Reserve Investment

Fund, 2.43% #                                       54,448                   54

Total Short-Term Investments (Cost $54)                                      54

Total Investments in Securities

101.0% of Net Assets (Cost $2,069)                                        2,303

Other Assets Less Liabilities                                               (22)


NET ASSETS                                                             $  2,281
                                                                       --------

Net Assets Consist of:

Undistributed net
realized gain (loss)                                                         45

Net unrealized
gain (loss)                                                                 234

Paid-in-capital
applicable to
200,178 shares
of $0.0001 par
value capital
stock outstanding;
1,000,000,000
shares of the
Corporation
authorized                                                                2,002

NET ASSETS                                                             $  2,281
                                                                       --------

NET ASSET VALUE PER SHARE                                              $  11.39
                                                                       ========


--------------------------------------------------------------------------------

         #   Seven-day yield
         *   Non-income producing
       ADR   American Depository Receipts

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
In thousands
--------------------------------------------------------------------------------

                                                             10/31/01
                                                              Through
                                                             12/31/01
--------------------------------------------------------------------------------

Investment Income (Loss)
Income
Dividend                                                            3

  Interest                                                          1

  Total income                                                      4

Expenses

  Custody and accounting                                           13

  Legal and audit                                                   2

  Directors                                                         2

  Registration                                                      1

  Reimbursed by manager                                           (15)

  Net expenses                                               $      3
                                                             --------

  Net investment
  income (loss)                                                     1

  Realized and Unrealized
  Gain (Loss)
  Net realized gain (loss)
  on securities                                                    46

  Change in net unrealized
  gain or loss on securities                                      234

  Net realized and unrealized
  gain (loss)                                                     280

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                     $     281
                                                             =========


--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
In thousands

                                                             10/31/01
                                                              Through
                                                             12/31/01
--------------------------------------------------------------------------------
I
ncrease (Decrease) in Net Assets
Operations
  Net investment income (loss)                               $      1

  Net realized gain (loss)                                         46

  Change in net unrealized gain (loss)                            234

  Increase (decrease) in net assets from operations               281

Distributions to shareholders

  Net investment income                                            (2)

Capital share transactions *

  Shares sold                                                   2,000

  Distributions reinvested                                          2

  Increase (decrease) in net assets from capital

  share transactions                                            2,002

Net Assets

Increase (decrease) during period                               2,281

Beginning of period                                              --

End of period                                                $   2,281
                                                             =========

*Share information
  Shares sold                                                     200

  Increase (decrease) in shares outstanding                       200
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
December 31, 2001


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The T. Rowe Price Institutional Large-Cap Growth Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in the common stocks of growth companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,324,000 and $355,000, respectively, for the period ended December 31, 2001.


note 3 - federal income taxes

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the period ended December 31, 2001 totaled $2,000 and were characterized as ordinary income for tax purposes. The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------

  Unrealized appreciation                                  $  246,000

  Unrealized depreciation                                     (12,000)

  Net unrealized
  appreciation (depreciation)                                 234,000

  Undistributed ordinary income                                45,000

  Distributable earnings                                      279,000

  Paid-in capital                                           2,002,000

  March 1, 2002Net assets                                 $ 2,281,000
                                                          ===========

--------------------------------------------------------------------------------

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2001, the fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                          $  1,000

Undistributed net realized gain                                (1,000)

--------------------------------------------------------------------------------

At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,069,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, consisting of an individual fund fee equal to 0.55% of average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002 which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%.

     Pursuant to this agreement, $2,000 of management fees were not accrued by the fund for the period ended December 31, 2001, and $15,000 of other fund expenses were borne by the manager. At December 31, 2001, unaccrued fees and other expenses in the amount of $17,000 remain subject to reimbursement by the fund through December 31, 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $11,000 for the period ended December 31, 2001, of which $5,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended December 31, 2001 are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and Shareholders of T. Rowe Price Institutional Large-Cap Growth Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Large-Cap Growth Fund (one of the portfolios comprising T. Rowe Price Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provides a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 18, 2002


T. Rowe Price Institutional Large-Cap Growth Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $3,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Institutional Large-Cap Growth Fund

Independent Directors
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident Bank
Burnett,                  2001        Coppin State                of Maryland
Ph.D.                                 College
100 East
Pratt
Street
3/16/32

--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of the             Company
100 East                              Board, President,
Pratt                                 and Chief
Street                                Executive
1/28/45                               Officer,
                                      The Rouse
                                      Company, real
                                      estate
                                      developers

--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick, Jr.                 2001        EuroCapital                 Applicable
100 East                              Advisors, LLC,
Pratt                                 an acquisition
Street                                and management
1/27/43                               advisory firm

--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     2001        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources Ltd.,             Canyon
                                      and Canyon                  Resources,
                                      Resources,                  Corp.
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation

--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Independent Directors (continued)
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates, Inc.,
Street                                consulting
8/22/34                               environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  2001        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real estate               Trust,
Street                                investment                  Host Marriott
10/21/46                              company;                    Corporation,
                                      Senior Advisor              and
                                      and Partner,                The Rouse
                                      Blackstone Real             Company, real
                                      Estate Advisors,            estate
                                      L.P.                        developers


--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       2001        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation, a
Street                                private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    2001        Partner                     Corporation
100 East                              of Sutter
Pratt                                 Hill Ventures,
Street                                a venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high-
                                      technology
                                      companies
                                      throughout
                                      the
                                      United States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.



Inside Directors
--------------------------------------------------------------------------------

                                                       Number of
                                                       Portfolios
                          Term of                      in Fund
Name,                     Office*     Principal        Complex    Other
Address,     Position(s)  and Length  Occupation(s)    Overseen   Directorships
and Date     Held With    of Time     During Past      by         Held by
of Birth     Fund         Served      5 Years          Director   Director
--------------------------------------------------------------------------------

James A.C.   Director     Elected     Managing         32         Not
Kennedy                   2001        Director                    Applicable
100 East                              and Director,
Pratt                                 T. Rowe Price
Street                                and T. Rowe
8/15/53                               Price Group,
                                      Inc.
--------------------------------------------------------------------------------

James S.     Director     Elected     Vice Chairman    82         Not
Riepe                     2001        of the Board,               Applicable
Pratt                                 Director and
Street                                Managing Director,
6/25/43                               T. Rowe Price
                                      Group, Inc.;
                                      Director and
                                      Managing Director,
                                      T. Rowe Price;
                                      Chairman of the
                                      Board and
                                      Director,
                                      T. Rowe Price
                                      Investment
                                      Services, Inc.,
                                      T. Rowe Price
                                      Retirement Plan
                                      Services, Inc.,
                                      and T. Rowe Price
                                      Services, Inc.;
                                      Chairman of the
                                      Board, Director,
                                      President and
                                      Trust Officer,
                                      T. Rowe Price
                                      Trust Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice Chairman    97         Not
Testa                     2001        of the Board,               Applicable
Pratt                                 Chief Investment
Street                                Officer, Director,
4/22/44                               and Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer, Director,
                                      and Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President and
                                      Director,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.